                                                                EXHIBIT 10.1.13


                            THIRTEENTH AMENDMENT TO
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                     OF FELCOR LODGING LIMITED PARTNERSHIP


         This Thirteenth Amendment to Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership is made and entered into effective as of the close of business on December 31, 1998, by and among FelCor Lodging Trust Incorporated, a Maryland corporation, as the General Partner ("General Partner"), FelCor Nevada Holdings, L.L.C., a Nevada limited liability company ("Nevada"), as a Substituted Limited Partner, and all of the persons and entities who are or shall in the future become Limited Partners of this limited partnership in accordance with the provisions of the Partnership Agreement (as hereinafter defined).

                                R E C I T A L S:

         A. The General Partner and the existing Limited Partners have previously executed and delivered that certain Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership dated as of July 25, 1994, as previously amended (the "Partnership Agreement"), pursuant to which they have formed a Delaware limited partnership under the name of "FelCor Suites Limited Partnership," which name has been changed to "FelCor Lodging Limited Partnership" (the "Partnership").

         B. The General Partner has assigned to Nevada 5,989,500 Series A Cumulative Convertible Preferred Units, 56,925 Series B Cumulative Redeemable Preferred Units and 67,340,397 Class A Units (collectively, the "Partnership Interests") in the Partnership as a limited partner, and the General Partner has retained 710,000 Class A Units, 60,500 Series A Cumulative Convertible Preferred Units and 575 Series B Cumulative Redeemable Preferred Units as a general partner in the Partnership.

         C. The parties hereto desire to amend the Partnership Agreement to reflect the foregoing and the admission of Nevada as a Substituted Limited Partner in the Partnership in connection therewith.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the agreements and obligations of the parties set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Acceptance of Partnership Agreement. Nevada does hereby accept and agree to be bound by all of the terms and conditions of the Partnership Agreement, including without limitation, the power of attorney set forth in
Section 1.4 thereof. Each of Nevada and its Assignees hereby constitutes and appoints the General Partner and the other parties named in Section 1.4, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to take the actions set forth in Section 1.4 of the Partnership Agreement, with the same effect as if Nevada had been one of the original partners to execute the Partnership Agreement.

         2. Admission of Additional Partner. In accordance with the provisions of Section 11.1 of the Partnership Agreement, Nevada is hereby admitted as a Substituted Limited Partner of the Partnership entitled to all rights and benefits of Limited Partners therein as set forth in the Partnership Agreement with respect to the Partnership Interests acquired by Nevada.

         3. Amendment of Exhibit A. Exhibit A to the Partnership Agreement is hereby amended to read in the form attached hereto to reflect the admission of Nevada as a Substituted Limited Partner in the Partnership and the transfer of the Partnership Interests in the Partnership to Nevada.

         4. Defined Terms: Effect Upon Partnership Agreement. All initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Partnership Agreement. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect and each of the parties hereto hereby reaffirms the terms and provisions thereof.


                         (Signatures on following page)


                                     - 2 -

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         IN WITNESS WHEREOF, this Thirteenth Amendment to Agreement of Limited
Partnership is executed and entered into as of the date first above written.

                                GENERAL PARTNER:

                                FELCOR LODGING TRUST INCORPORATED,
                                a Maryland corporation



                                By: /s/ LAWRENCE D. ROBINSON
                                   --------------------------------------------
                                   Lawrence D. Robinson, Senior Vice President


                                SUBSTITUTED LIMITED PARTNER:

                                FELCOR NEVADA HOLDINGS, L.L.C.,
                                a Nevada limited liability company



                                By: /s/ LAWRENCE D. ROBINSON
                                   --------------------------------------------
                                   Lawrence D. Robinson, Senior Vice President


                                LIMITED PARTNERS (for all the Limited Partners now and hereafter admitted as Limited Partners of the Partnership, pursuant to the powers of attorney in favor of the General Partner contained in Section 1.4 of the Partnership Agreement):

                                By: FELCOR LODGING TRUST INCORPORATED, acting as
                                    General Partner and as duly authorized
                                    attorney-in-fact



                                By: /s/ LAWRENCE D. ROBINSON
                                   --------------------------------------------
                                   Lawrence D. Robinson,
                                   Senior Vice President

                                   EXHIBIT A

                   OWNERSHIP OF PARTNERSHIP UNITS AT 12/31/98

GENERAL PARTNER INTEREST:


          Owner                               Class of Units                Number of Units
          -----                               --------------                ---------------
FelCor Lodging Trust Incorporated            Class A, GP Units                   711,245
FelCor Lodging Trust Incorporated            Series A Preferred                   60,500
FelCor Lodging Trust Incorporated            Series B Preferred                      575

LIMITED PARTNER INTERESTS:

          Owner                               Class of Units                Number of Units
          -----                               --------------                ---------------
FelCor Nevada Holdings, L.L.C                Class A, LP Units                67,340,397
FelCor Nevada Holdings, L.L.C                Series A Preferred                5,989,500
FelCor Nevada Holdings, L.L.C                Series B Preferred                   56,925

FelCor, Inc.                                 Class A, LP Units                   294,915
Promus Hotels, Inc.                          Class A, LP Units                 1,000,000
RGC Management II Limited Partnership        Class A, LP Units                   831,681
RGC Management Limited Partnership           Class A, LP Units                   238,234
RGC, Inc.                                    Class A, LP Units                    46,936
RGC II, Inc.                                 Class A, LP Units                   213,723
John Urbahns, II                             Class A, LP Units                    81,186
Columbus/Front Ltd.                          Class A, LP Units                   134,360
Schenley Hotel Associates                    Class A, LP Units                    55,556

Norman St. Landau                            Class B, Series II LP Units           1,245
William B. Pomeroy                           Class B, Series II LP Units           1,245
Lee M. Frankel                               Class B, Series II LP Units             623
Henry A. Gallin                              Class B, Series II LP Units           2,491
Joel W. Salon                                Class B, Series II LP Units             623
Adam Frankel                                 Class B, Series II LP Units             623
Richard J. Connolly                          Class B, Series II LP Units           1,245
Linda Feinstein                              Class B, Series II LP Units           1,245
Robert S. Gray                               Class B, Series II LP Units           2,491
John T. Lanka                                Class B, Series II LP Units           1,245
Old Blue & Green Associates                  Class B, Series II LP Units           2,491
Kenneth R. Ratzan, MD                        Class B, Series II LP Units             623
Howard Sydney                                Class B, Series II LP Units             623
Thomas S. Velz                               Class B, Series II LP Units           1,245
Martin D. & Joan T. Yazmir                   Class B, Series II LP Units           1,245
Eliot Nisenbaum                              Class B, Series II LP Units             187
Trust U/W/O William L. Sydney                Class B, Series II LP Units             623

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

LIMITED PARTNER INTERESTS (CONT.):

          Owner                               Class of Units                Number of Units
          -----                               --------------                ---------------
                                                                               >
John F. Richie                               Class B, Series II LP Units        1,245
C. Leonard Gordon                            Class B, Series II LP Units        2,491
Gerald Kaminsky                              Class B, Series II LP Units        1,245
Robert B. Friedman                           Class B, Series II LP Units          996
Elizabeth Schiff                             Class B, Series II LP Units        2,491
Robert F. Murray                             Class B, Series II LP Units        1,245
Ralph F. Laughlin                            Class B, Series II LP Units          685
Alan E. Steiner                              Class B, Series II LP Units        1,245
Trustco Bank-Estate of G. Cox                Class B, Series II LP Units        2,491
Richard J. Murray, Jr.                       Class B, Series II LP Units        1,245
James Oestreich                              Class B, Series II LP Units        1,245
Seymour Bag                                  Class B, Series II LP Units        2,491
Charles J. Bertuch, Jr.                      Class B, Series II LP Units        2,491
Dr. Judith Ratzan                            Class B, Series II LP Units          623

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